  EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated as of July 15, 2022, is made by and between Michael Rosen (the “Seller”), and Ricks Investments, LLC (the “Buyer”). Buyer and the Seller are sometimes hereinafter collectively referred to as the “Parties.”

WHEREAS, Seller is the legal and beneficial owner of 38,500,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of Deseo Swimwear Inc., a Nevada corporation (the “Company”); and

WHEREAS, for good and valuable consideration, Seller desires to transfer and sell to Buyer all right, title and interest in all of the Shares and Buyer desires to purchase all such right, title and interest in all of the Shares;

NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Sale of Shares.

(a) Shares to be Acquired. At the Closing, and upon the terms and subject to the conditions of this Agreement, and upon the representations, warranties and covenants herein made, the Seller shall transfer and sell to Buyer, and Buyer agrees to purchase from the Seller, all of the Shares for the Purchase Price set forth in Section 1(b) below.

(b) Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, upon the representations, warranties and covenants made herein, and in consideration of its acquisition of the Shares from the Seller, Buyer hereby agrees to deliver to the Seller at the Closing a promissory note payable to the Seller (the “Note”) in the form attached as Exhibit A hereto, in a principal amount equal to Two Hundred Five Thousand Five Hundred  Thirty Three Dollars ($205,533) (the “Purchase Price”).  At the Closing, Buyer shall also enter into that certain Pledge and Security Agreement (the “PSA”) in the form attached as Exhibit B hereto.

(c) Payment of Company Debt.  On the date this Agreement is executed, Buyer has paid Jon Darmstadter (“JD”) seventy-five thousand Dollars ($75,000) on behalf of the Company, in partial payment (the “First Payment”) of the One Hundred Twenty-Seven Thousand Three Hundred and Four Dollars ($127,304) debt owed by the Company to JD.  At the Closing, Buyer shall pay JD the remaining fifty-two thousand three hundred four Dollars ($52,304) on behalf of the Company (the “Second Payment”).  The First Payment shall be non-refundable, even in the event the Closing does not occur.

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2. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer, which representations and warranties shall survive the Closing, the following:

(a) The Shares are wholly owned by Seller free and clear of all liens, agreements, security interests, claims, charges and encumbrances of any kind and nature and no third party holds any right or interest (beneficial or otherwise) in the Shares. The Shares are not subject to any restrictions, directly or indirectly, with respect to their transferability or any other restrictions, other than as set forth in Section 3 below.

(b) This Agreement is the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has full power and authority to enter into and consummate this Agreement and sell the Shares, the consent of no other party or entity is necessary for the consummation of the transactions contemplated herein. The execution, delivery and performance by Seller of this Agreement will not result in any willful violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or federal law to which Seller is subject, any mortgage, indenture, agreement, document, instrument, judgment, decree, order, rule or regulation, or other restriction to which Seller is a party or by which Seller may be bound, or result in the creation of any lien upon any of the properties or assets of Seller pursuant to any such term, or result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to Seller or any of Seller’s respective assets or properties.

(c) Seller understands that the Shares may appreciate in value after the execution of this Agreement and Seller confirms it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares, including the Company’s publicly available documents, which are available on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov and any information known only by the Buyer prior to the execution of this Agreement. In determining whether to offer the Shares, Seller has relied on his knowledge and understanding of the Company and its business based upon Seller’s due diligence investigation and the information furnished by Buyer pursuant to this paragraph. Seller understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Seller has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(d) No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate in order for Seller to convey, transfer and assign to and vest in Buyer good and marketable right, title and interest in and to the Shares, free and clear of all liens, security interests, claims, charges and encumbrances of any nature whatsoever.

(e) There is no action, suit, investigation or proceeding pending, to the knowledge of the Seller, threatened against or affecting either of the Seller which: (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

(f) Based on the actual knowledge of the Seller, without any independent investigation or inquiry, there are no proceedings pending or threatened against the Company or the Seller, relating to the Shares.

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(g) Seller understands that Seller (and not the Buyer) shall be responsible for any and all tax liabilities of Seller that may arise as a result of the transactions contemplated by this Agreement.

3. Representations and Warranties of Buyer. The Buyer and its sole member Steven Ricks (“Buyer Affiliate” hereby represents and warrants to Seller, which representations and warranties shall survive the Closing, the following:

(a) Buyer has all requisite power and authority to execute, deliver and perform under this Agreement and the other agreements, certificates and instruments to be executed by Buyer in connection with or pursuant to this Agreement. Upon execution and delivery by Buyer at the Closing, this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b) At the time Buyer was offered the Shares, Buyer and the Buyer Affiliate was, and on the date of Closing, will be, an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).

(c) Buyer hereby represents, warrants and covenants to Seller as of the date of this Agreement and as of the Closing that it is acquiring the Shares for its own account and not with a view to the distribution thereof, nor with any present intention of distributing the same, in violation of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or “blue sky” laws, rules and regulations. Buyer understands the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Buyer’s representations contained in this Agreement, including, without limitation, that Buyer is an “accredited investor” within the meaning of Regulation D under the Securities Act. Buyer confirms he has received or has had full access to all of the Company’s publicly available documents, which are available on the SEC’s website at www.sec.gov, and the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by it under this Agreement. In determining whether to make this investment, Buyer has relied solely on Buyer’s own knowledge and understanding of the Company and its business based upon Buyer’s own due diligence investigation and the information furnished pursuant to this paragraph. Buyer understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Buyer has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(d) Buyer and the Buyer Affiliate has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Buyer must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale. Buyer is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Buyer’s investment in the Shares.

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(e) Buyer acknowledges that: (i) Buyer may be acquiring the Shares from an “affiliate” of the Company, as that term is defined in Rule 144 of the Securities Act, (ii) Buyer’s holding period for purposes of Rule 144 shall begin on the date the Shares were purchased from an “affiliate” of the Company and paid for by Buyer and (iii) the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Buyer is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of common stock purchased in a private transaction subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Common Stock, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares of Common Stock being sold during any three-month period not exceeding specified limitations. Buyer is aware that the Shares will bear substantially the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

(f) The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in the breach of any term or provision of, or violate or constitute a default under, any charter provision or bylaw or under any material agreement, to which Buyer is a party or by which Buyer is in any way bound or obligated.

(g) Buyer has carefully considered and has discussed with the Buyer’s professional legal, tax, accounting and financial advisors, to the extent the Buyer has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement for the Buyer’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Buyer. Buyer relies solely on such advisors and not on any statements or representations of the Company, Seller or any of its agents. Buyer understands that Buyer (and not the Seller) shall be responsible for Buyer’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(h) No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with the transactions contemplated by this Agreement.

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(i) Buyer agrees it will not disclose, and will not include in any public announcement, the name of Seller or the Company, unless expressly agreed to by Seller or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

 4. Closing.

(a) Time; Place; Outcome. The closing of the purchase and sale of the Shares (the “Closing”) will take place on or about August 31, 2022 or such other date agreed to by both Parties in writing. At the Closing, Seller shall transfer to Buyer clear and marketable title to the Shares, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (other than as provided in Section 3 above), by delivering to the Buyer the certificates for the Shares in negotiable form, duly endorsed in blank, or with stock transfer powers executed and attached thereto, and Buyer shall deliver the Note representing the Purchase Price to Seller and the Second Payment.

(b) Conditions Precedent to Buyer’s Obligations. The obligations of the Buyer at the Closing shall be subject to the satisfaction on or prior to the Closing of the following conditions precedent, any one or more of which may be waived by the Buyer:

(i) Representations and Warranties. The representations and warranties by Seller in Section 2 hereof shall be true and accurate on and as of the Closing.

(ii) Performance. Seller shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

(iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be presented and delivered to the Buyer, shall be satisfactory in substance and form to the Buyer or his counsel, and the Buyer or his counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(iv) Consents; Authorizations. Seller shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transaction and sale of the Shares.

(c) Conditions Precedent to Seller’s Obligations. The obligations of the Seller at Closing shall be subject to the satisfaction, on or prior to the Closing, of the following conditions precedent, any one or more of which may be waived by the Seller.

(i) Representations and Warranties. The representations of and warranties by the Buyer in Section 3 hereof shall be true and accurate on and as of the Closing.

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(ii) Performance. The Buyer shall have performed and complied with all agreements and conditions contained herein or in other ancillary documents incident to the transactions contemplated by this Agreement required to be performed or complied with by him prior to or at the Closing.

(iii) Consents; Authorizations. The Buyer shall have secured all permits, consents and authorizations, if any, that shall be necessary or required lawfully to consummate this Agreement.

(iv) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions (including the Note and the PSA) shall be satisfactory in substance and form to Seller or their counsel, and Seller or their counsel shall have received all such counterpart originals (or certified or other copies) of such documents as they may reasonably request.

(d) At any time and from time to time after the Closing, the Parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

5. Miscellaneous.

(a) Entire Agreement. This Agreement contains the entire understanding of the Parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties set forth herein.

(b) Notices. All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile (with receipt confirmed by the sender’s transmitting device) in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.

If to the Seller:

5600 Saint Annes Way

Boca Raton, FL 33496

If to the Buyer:

252 Beaupre Drive

Luling LA 70070

Attn: Steven D. Ricks, Member

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(c) Waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

(d) Survival of Agreements. All agreements, covenants, representations and warranties contained herein or made in writing in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(e) Events of Termination. Anything herein or elsewhere to contrary notwithstanding, this Agreement may be terminated by written notice of termination at any time before the purchase of the Shares by mutual written consent of the Parties.

(f) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. Parties submits to the jurisdiction of any state or federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. In the event of suit under this Agreement, the prevailing party will be entitled to costs, including reasonable attorneys’ fees; provided, however, in the event that damages are reduced from the original claim brought by the initiating party, the amount of costs provided shall so reflect such reduction by an equal pro rata amount.

(g) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Parties and their respective successors and assigns.

(h) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(i) Headings. The descriptive headings of the Sections hereof are inserted for convenience only and do not constitute a part of this Agreement.

(j) Confidentiality. Seller agrees to maintain the confidentiality of Material Non-Public Information (as defined below), except that any Material Non-Public Information may be disclosed (a) to its affiliates, directors, officers, employees and agents, including accountants, legal counsel and other advisors, and it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Material Non-Public Information and instructed to keep such Material Non-Public Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or (d) to the extent such Material Non-Public Information (i) becomes publicly available other than as a result of a breach of this section. For the purposes of this section, “Material Non-Public Information” means all information received from the Buyer relating to this Agreement and the transaction contemplated herein, other than any such information that is available to the general public.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

SELLER:

/s/ Michael Rosen
Michael Rosen

BUYER: RICKS INVESTMENTS, LLC

By:	/s/ Steven Ricks
Name:	Steven Ricks
Title:	Sole Member and Manager

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EXHIBIT A – FORM OF PROMISSORY NOTE

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EXHIBIT B – FORM OF PLEDGE AND SECURITY AGREEMENT

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